SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[x]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12



                      DELMARVA POWER & LIGHT COMPANY
 ...............................................................................
           (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:

    2)    Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)    Proposed maximum aggregate value of transaction:

    5)    Total fee paid:

   [ ]    Fee previously paid with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    1)    Amount Previously Paid:

          .....................................................................

    2)    Form, Schedule or Registration Statement No.:

          .....................................................................

    3)    Filing Party:

          .....................................................................

    4)    Date Filed:

          .....................................................................


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                                                                        Delmarva
                                                                           Power
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Howard E. Cosgrove                                800 King Street * P.O. Box 231
Chairman, President and                                     Wilmington, DE 19899
Chief Executive Officer

                                                                January 13, 1997

Dear Delmarva Power Stockholder:

We have previously sent to you proxy material for the Special Meeting of Delmarva Power & Light Company on January 30, 1997. Your Board of Directors has unanimously recommended that stockholders vote in favor of the proposed merger with Atlantic Energy, Inc.

Approval of the merger requires the affirmative vote of two-thirds of all outstanding shares. Remember, if you do not vote, it will have the same effect as a vote against the merger. Consequently your vote is important no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,




Howard E. Cosgrove




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                                  IMPORTANT

If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

                           GEORGESON & COMPANY INC.

                          TOLL FREE:  1-800-223-2064
                     BANKS & BROKERS CALL:  212-440-9800
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